UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2023
___________
VIPER ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 7, 2023, on November 1, 2023, Viper Energy Partners LP (“Viper”) and its operating subsidiary, Viper Energy Partners LLC completed the acquisition (the “GRP Acquisition”) of certain mineral interests, overriding royalty interests, royalty interests and non-participating royalty interests in oil, gas, and other hydrocarbons from Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP, (collectively “GRP” and affiliates of Warwick Capital Partners and GRP Energy Capital) under the previously reported purchase and sale agreement, dated as of September 4, 2023.

On November 13, 2023, Viper filed a Current Report on Form 8-K/A to provide, among other things, pro forma financial information of Viper giving effect to the GRP Acquisition as required by Item 9.01(b) of Form 8-K, which comprised of the unaudited pro forma condensed combined balance sheet as of September 30, 2023, the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and year ended December 31, 2022, and related notes.

Viper is filing this Current Report on Form 8-K to provide the unaudited pro forma condensed combined statement of operations of Viper, giving effect to the GRP Acquisition for the year ended December 31, 2023 and the related notes, as set forth in Item 9.01 hereto.

Item 9.01.    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of Viper for the year ended December 31, 2023 and the related notes thereto, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits

Number	Description
99.1*	Unaudited pro forma condensed combined statement of operations of Viper Energy, Inc. for the year ended December 31, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	March 5, 2024

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary